UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary information statement
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive information statement

Elevation Series Trust
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required.

[ ]	Fee paid previously with preliminary materials

[ ]	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

SRH U.S. Quality ETF - SRHQ

a series of Elevation Series Trust

1700 Broadway Suite 1850
Denver, Colorado 80290

(877-524-9155)

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the re-appointment of an investment sub-adviser for the SRH U.S. Quality ETF (the “Fund”). The Fund is a series of Elevation Series Trust (the “Trust”).

Vident Investment Advisory, LLC (“VIA”) had served as investment sub-adviser to the Fund since the Fund’s inception. VIA was responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the investment adviser, Paralel Advisors LLC (the “Adviser”) or in connection with any rebalancing or reconstitution of the Fund’s respective index, subject to the supervision of the Adviser and the Board.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a “change in control” of an investment adviser, or in this case, an investment sub-adviser, causes the sub-advisory agreement to be “assigned,” which results in the automatic termination of the sub-advisory agreement as required by the 1940 Act. On July 14, 2023 (the “Closing Date”) VIA was acquired by Casey Crawford through various holding entities. As a result of the change in control, the Board of Trustees of the Trust, at a meeting held on April 19, 2023, approved a new sub-advisory agreement between the Adviser and Vident Advisory, LLC, an affiliate of VIA that has assumed all of VIA’s operations as of the Closing Date. The new sub-advisory agreement is materially identical to the previous agreement. The Board of Trustees is providing this Information Statement to the Fund's shareholders.

As always, please feel free to contact the Fund at 1-877-524-9155 with any questions you may have.

Sincerely,

Bradley Swenson

President

Elevation Series Trust

SRH U.S. Quality ETF

 a series of Elevation Series Trust

1700 Broadway Suite 1850
Denver, Colorado 80290

(877-524-9155)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the SRH U.S. Quality ETF (the “Fund”), a series of Elevation Series Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on February 7, 2023 (the “Order”). The Order permits the Fund's investment adviser, Paralel Advisors LLC (“Paralel” or the “Adviser”), to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board”), without obtaining shareholder approval. The Order requires that each sub-adviser be an “investment adviser” as defined in Section 2(a)(20)(B) of the Investment Company Act of 1940, as amended (“1940 Act”) and registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”) or not subject to such registration. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order, provided the Fund is managed by the Adviser (or any entity controlling, controlled by or under common control with the Adviser) and complies with the terms and conditions set forth in the application for the Order.

At a meeting held on April 19, 2023 (the “Meeting”), the Board considered and approved a new sub-advisory agreement between Paralel and Vident Advisory, LLC (“VA” or the “Sub-Adviser”) under which VA serves as the sub-adviser to the Fund. At that time, the new sub-advisory agreement between Paralel and VA, with respect to the Fund (the “Sub-Advisory Agreement”) (in substantially the form attached hereto as Appendix A), was approved by the Board. VA is an affiliate of Vident Investment Advisory that assumed all of its operations as of July 14, 2023. The Sub-Advisory Agreement became effective July 14, 2023 when the change in control of VA became effective.

This Information Statement is being supplied to the Fund's shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about August 14, 2023 to the Fund's shareholders of record as of August 8, 2023 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 4,004,000 total shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of the Fund's most recent semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 1700 Broadway Suite 1850, Denver, Colorado 80290, by calling 1-877-524-9155 or by visiting SRHFunds.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Sub-Advisory Agreement

At the Meeting, the Board approved the appointment of VA, an affiliate of Vident Investment Advisory, as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement between Paralel and VA. Under the terms of the investment management agreement between the Trust, on behalf of the Fund, and Paralel, Paralel is entitled to receive an annual unitary management fee from the Fund equal to 0.35% of the Fund’s average daily net assets. Under the terms of the Sub-Advisory Agreement, VA is entitled to receive an annual fee from Paralel, not the Fund of 0.05% of the Fund’s average daily net assets, subject to a minimum annual fee of $40,000. There will be no increase in total fees paid by the Fund in connection with the new Sub-Advisory Agreement. For such compensation, VA will continuously furnish an investment program which includes trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s respective Index, subject to the supervision of the Adviser and the Board.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement will automatically terminate on the closing date as a result of the assignment. In addition, the Sub-Advisory Agreement can be terminated without the payment of any penalty by the Board, the Adviser, or vote of a majority of the outstanding shares of the Fund, on 60 days' notice to VA. The Sub-Advisory Agreement can be terminated by the Sub-Advisor without the payment of any penalty on 90 days’ notice to the Adviser and the Trust.

The Sub-Advisory Agreement provides that neither VA nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of duties or from reckless disregard of obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement is attached as Appendix A. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreement is only a summary.

Information Concerning VA

VA, a Delaware limited liability company, is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 and is a registered investment adviser that provides portfolio management services to separately managed accounts, ETFs, and the Fund. VA (including any affiliates) had approximately $6.9 billion of assets under management as of June 30, 2023. Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, (“VA Holdings”) a subsidiary of MM VAM, LLC acquired a majority interest in the Sub-Adviser on July 14, 2023. VA Holdings is located at 8024 Calvin Hall Road, Fort Mill, South Carolina 29707. VA Holdings is an entity controlled by Casey Crawford. As of July 14, 2023 Mr. Crawford controlled the Sub-Adviser. As part of the transaction, the Sub-Adviser assumed the entirety of Vident Investment Advisory’s operations. For this reason, the Sub-Advisory Agreement is with VA and not Vident Investment Advisory.

Evaluation by the Board of Trustees

The Board’s determination to approve the Sub-Advisory Agreement followed the Board’s consideration of various factors and review of written materials provided by VA. The Board’s deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Board reviewed VA’s responses to a series of questions regarding, among other things, investment performance, VA’s quality of services, comparative fee and expense information, and an estimate of VA’s profitability from managing the Fund. The Board was assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Sub-Advisory Agreement.

Nature, Extent, and Quality of Services Provided. The Board considered that VA would perform portfolio monitoring, research, in-depth analysis and trade execution on behalf of the Fund and supported the Fund’s operations in all areas including compliance, valuation, and research. The Board commented on the depth of VA’s network to identify trading opportunities and the longevity of its trading relationships. The Board acknowledged that the personnel servicing the Fund as employees of Vident Investment Advisory would continue with VA as sub-adviser. The Board reviewed the background information of the key investment personnel, noting their satisfaction with the senior personnel dedicated to servicing the Fund, the individuals’ educations and wide range of experience. The Board noted that VA would routinely review the Fund’s portfolio in order to monitor and assess performance and risk. The Board commented on VA’s compliance program, which included documentation and review of daily portfolio transactions and monitoring of investment limitations. The Board reviewed VA’s best execution practices and noted that it evaluated broker-dealers annually to ensure best execution. After further discussion, the Board concluded that VA had the resources to provide high quality service to the Fund and its shareholders.

Performance. The Board noted that the Fund was recently launched and that it did not yet have a long enough track record to provide any meaningful analysis. They also noted that the Fund was an index based product and therefore VA’s services would not be the primary driver of the Fund’s performance. The Board noted that PAL was satisfied with the performance of VIA in the short time it had served as sub-adviser to SRHQ.

Cost of Services Provided. The Board reviewed the sub-advisory fees to be paid by PAL to VA for its services to SRHQ. The Board considered that the fees paid to VA would be paid by PAL, not the Fund, as part of its unitary fee arrangement and agreed that fund-to-fund comparisons were most appropriate at the advisory level. The Board agreed that the VA fees reflected a not-unreasonable allocation of the advisory fees paid to each firm given the work performed by each firm and noted that the fees were in line with those charged by VA for managing other funds. The Board further noted that no changes to the fees were proposed.

Economies of Scale and Profitability. The Board evaluated the compensation and benefits to be received by VA from its relationship with the Fund and reviewed an analysis of VA’s expected profitability with respect to the work to be completed for the Fund, noting that it was not anticipating to earn a profit during the first year of the relationship, and a modest profit in the second year. The Board further noted that given the unitary fee nature of the advisory agreement, economies of scale were more appropriately considered at the adviser-level and should be considered with respect to the overall advisory agreement for the Fund, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received information from VA as it believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice and guidance of legal counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on March 7, 2022. The Trust's principal executive offices are located at 1700 Broadway Suite 1850, Denver, Colorado 80290. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. Paralel Distributors LLC, located at 1700 Broadway Suite 1850, Denver, Colorado 80290, serves as the distributor of the Fund. State Street Bank and Trust, located at One Lincoln Street, Boston, Massachusetts 02111, provides the Fund with custody and transfer agent services. Thompson Hine, located at 41 S. High Street, Suite 1700, Columbus, Ohio 44115, provides the Trust with legal services. Paralel Technologies LLC, located at 1700 Broadway Suite 1850, Denver, Colorado 80290, provides the Fund with administrator and fund accountant services.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Trustees and officers as a group did not own any shares of the Fund. The address of each of the Trustees and Trust officers is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

As of the Record Date, the beneficial (to the Fund's knowledge) and record owners of more than 5% of shares of the Fund are listed in the following table.

Name and Address of Beneficial or Record Owner	Number of Shares	Percent of Fund
The Charitable Support Partners CLAT *+	3,890,800	97.1%
Aggregate Shares owned by Horejsi Affiliates #+	3,908,475	97.6%

*	May be deemed to control the Fund because the holder holds more than 25% of the outstanding shares.
+	The sole trustee of the Charitable Support Partners CLAT ("CSPC") is Peak Trust Company-AK ("Peak Trust") 3350 Midtown Place, Suite 300, Anchorage, AK 99503. Peak Trust may be deemed to control CSPC and may be deemed to possess indirect beneficial ownership of the shares held by CSPC. As a result of his role with Peak Trust and other affiliates, Mr. Stewart Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by CSPC. However, Mr. Horejsi disclaims such beneficial ownership of the shares beneficially held by CSPC. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by CSPC. Peak Trust also serves as the sole trustee of the Susan L. Ciciora Trust (“SLC Trust”). SLCT Holdings, LLC is a wholly-owned subsidiary of the SLC Trust, which holds an indirect non-controlling investment in the Adviser.
#	Peak Trust, CSPC, and other persons and entities associated with the Horejsi family are collectively referred to as the “Horejsi Affiliates.” Included in the Horejsi Affiliates are Jack Ciciora and Courtney Ciciora, immediate family members (grandchildren) of Mr. Horejsi who do not share a residence with Mr. Horejsi, and own 11,000 and 6,675 shares of the Fund, respectively. Each Horejsi Affiliate disclaims beneficial ownership of the shares held by Mr. Ciciora and Ms. Ciciora except to the extent that such Horejsi Affiliate holds any pecuniary interest therein. Accordingly, the aggregate shares shown in the line "Aggregate Shares owned by Horejsi Affiliates" are provided for disclosure purposes only.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request(s) otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (877-524-9155), or write the Trust at 1700 Broadway Suite 1850, Denver, Colorado 80290.

Appendix A

ELEVATION SERIES TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

With

Vident Advisory, LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this 14th day of July, 2023 by and among PARALEL ADVISORS LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 1700 Broadway, Suite 1850, Denver, Colorado 80290, and VIDENT ADVISORY, LLC (the “Sub-Adviser”), a Delaware limited liability company with its principal place of business at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, and ELEVATION SERIES TRUST (the “Trust”), a Delaware statutory trust.

WITNESSETH

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September 28, 2022, with the Trust (the “Investment Advisory Agreement”); and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.     Duties of the Sub-Adviser.

Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of each of the Funds with respect to which it has been appointed as sub-adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a) The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

  (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall manage the Assets of each Fund in conformity with (i) such Fund’s Prospectus and Statement of Additional Information, (ii) the terms and conditions of exemptive and no-action relief granted to the Trust or Adviser as amended from time to time, (iii) the relevant policies and procedures of the Trust governing the management of the Assets, and (iv) reasonable written instructions and directions of the Adviser and of the Board (collectively, the “Fund Materials”) provided that such Fund materials have been provided to the Sub-Adviser and conform to and comply with the applicable requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other requirements of applicable federal securities laws and regulations.

  (c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may reasonably direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its good faith efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act and the rules and regulations promulgated thereunder.

  (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to comply with Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will promptly provide to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e) The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “1933 Act”), the Exchange Act, the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Prospectus, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Code, for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board or the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

(f) The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust designated by the Trust.

(g) The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(h) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to materially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(i) The Sub-Adviser shall not act for, represent, or purport to bind the Trust, the Fund, or the Adviser in any legal or administrative proceeding involving the Fund or any such proceedings involving any security or investment currently or formerly held by the Fund, including, without limitation, class action lawsuits, regulatory or governmental victim funds, and bankruptcy proceedings (“Legal Matters”). The Sub-Adviser does, however, agree that it will promptly notify the Adviser of any Legal Matters that Sub-Adviser reasonably believes the Fund and the Adviser should consider pursuing. The Sub-Adviser agrees to cooperate with the Adviser to provide reasonable assistance regarding any Legal Matters, including providing factual information in its possession regarding such Legal Matters as the Fund or the Adviser may reasonably request. To the extent that the Sub-Adviser is required to take part in any Legal Matter, whether by producing documents, testifying as a witness or otherwise, the Sub-Adviser shall be reimbursed for reasonable legal costs and expenses in connection with such participation. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.

(j) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k) The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l) The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

(m) Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Assets. The Sub-Adviser agrees upon request to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

2.     Duties of the Adviser.

The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Investment Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Fund Materials, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time. The Adviser shall retain the responsibility to vote proxies on behalf of the Funds.

3.     Delivery of Documents.

The Trust has furnished the Adviser and the Sub-Adviser with copies of each of the following documents:

(a) The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b) Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c) Prospectus and Statement of Additional Information of the Funds, as amended from time to time;

(d) Resolutions of the Board approving the engagement of the Adviser as adviser to the Funds and the Sub-Adviser as a sub-adviser to the Funds;

(e) Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f) A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g) The terms and conditions of exemptive and no-action relief granted to the Trust and the Adviser, as amended from time to time.

The Trust shall promptly furnish the Adviser and the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Trust shall not, and shall not permit any of the Funds to, use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.     Compensation to the Sub-Adviser.

For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee. The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.

ln the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.

5.     Expenses.

The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; this includes administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

6.     Liability and Indemnification.

The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) by reason of or arising out of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof to the extent that any such party incurs actual losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

Neither the Sub-Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Sub-Adviser against liability to the Trust, any Fund or its shareholders to which it might otherwise be subject directly resulting from the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence in the performance of the Sub-Adviser’s obligations under this Agreement or its reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement, its affiliates or its affiliated persons shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7.     Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur;

(c) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ Prospectus, stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’, the Adviser’s or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser or the Board may reasonably request in connection with such breach.

(d) Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act;

(e) The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto;

(f) The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement;

(g) The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(h) The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of its organization or incorporation with the power to own and possess its assets and carry on its business as it is now being conducted;

(i) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(j) This Agreement is a valid and binding agreement of the Sub-Adviser;

(k) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(l) The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(m) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8.      Duration and Termination.

The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a) Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; (iii) the effectiveness of the Investment Advisory Agreement, and (iv) the commencement of the Sub-Adviser’s management of the Fund. With respect to a Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

  (i) By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

  (ii) By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 or Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

  (iii) By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

  (iv) By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Investment Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9.     Regulatory Compliance Program of the Sub-Adviser.

The Sub-Adviser hereby represents and warrants that:

(a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b) the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser with respect to the Sub-Adviser’s services provided pursuant to this Agreement (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

10.     Confidentiality.

Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, each party shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

11.     Reporting of Compliance Matters.

 (a) The Sub-Adviser shall promptly provide to the Adviser’s Chief Compliance Officer (“Adviser CCO”) and the Trust’s Chief Compliance Officer (“Trust CCO”) the following:

(i) a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii) on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii) a copy of the Sub-Adviser’s Chief Compliance Officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act;

(iv) an annual (or more frequently as the Adviser CCO or Trust CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement; and

(v) regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub- Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

  (b) The Sub-Adviser shall also provide the Adviser CCO and the Trust CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12.     Index Data.

The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s affiliates or agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.

13.     Governing Law.

This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act and other applicable federal securities laws.

14.     Severability.

Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors.

15.     Notice.

Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Paralel Advisors LLC 1700 Broadway, Suite 1850 Denver, Colorado 80290 Attention: General Counsel Email: [ ]

To the Trust at:	Elevation Series Trust w/r/t SRH US Quality ETF 1700 Broadway, Suite 1850 Denver, Colorado 80290 Attention: General Counsel Email: [ ]

To the Sub-Adviser at:	Vident Advisory, LLC 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 Attention: Amrita Nandakumar Email: [ ]

16.     Amendment of Agreement.

This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.     Representations and Warranties of the Adviser.

  (a) Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;

  (b) The Adviser is registered with the National Futures Association as a commodity pool operator or commodity trading adviser or is not required to be registered;

  (c) The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and

  (d) The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.

18.     Entire Agreement.

This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

19.     Interpretation.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

20.     Headings.

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

21.     Miscellaneous.

  (a) A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

  (b) Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

PARALEL ADVISORS LLC

By:	/s/ Jeremy May
Name:	Jeremy May
Title:	Chief Executive Officer

VIDENT ADVISORY, LLC

By:	/s/ Amrita Nandakumar
Name:	Amrita Nandakumar
Title:	President

ELEVATION SERIES TRUST

By:	/s/ Bradley Swenson
Name:	Bradley Swenson
Title:	President

SCHEDULE A

to the

INVESTMENT SUB-ADVISORY AGREEMENT

Dated July 14, 2023 by and among

PARALEL ADVISORS LLC

And

VIDENT ADVISORY, LLC

And

ELEVATION SERIES TRUST

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the greater of (1) the minimum fee or (2) the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Annual Fee	Rate
SRH U.S. Quality ETF	$40,000	0.05%

SRH U.S. Quality ETF

a series of Elevation Series Trust

1700 Broadway Suite 1850
Denver, Colorado 80290

(877-524-9155)

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the SRH U.S. Quality ETF (the “Fund”), a series of Elevation Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of the Sub-Advisory Agreement between the Fund’s investment adviser, Paralel Advisors LLC (the “Adviser”), the Trust on behalf of the Fund, and Vident Advisory, LLC, the Fund’s sub-adviser.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows the Adviser to hire and replace investment sub-advisers and to make changes to existing sub-advisory agreements without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust's website.

This Notice of Internet Availability of the Information Statement is being mailed on or about August 14, 2023 to shareholders of record of the Fund as of August 8, 2023. The Information Statement will be available on the Fund’s website at SRHFunds.com. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at 1700 Broadway Suite 1850 Denver, Colorado 80290 or toll-free at (877-524-9155).

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.